Prospectus Supplement                                          212766 3/04
dated March 12, 2004 to:
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PUTNAM UTILITIES GROWTH AND INCOME FUND
Prospectus dated February 29, 2004

The second and third paragraphs and table under the heading "Who manages the fund?" are replaced with the following:

Putnam Management's investment professionals are organized into investment management teams, with a particular team dedicated to a specific asset class. The members of the Global Equity Research team are responsible for the day-to-day management of the fund. Joshua H. Brooks and Kelly A. Morgan are Co-Chief Investment Officers heading the team. The names of all team members can be found at www.putnaminvestments.com.